SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                OCTOBER 14, 2004


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


             NEBRASKA                   001-31924               84-0748903
-----------------------------      -----------------      --------------------

   (State or other jurisdiction        (Commission           (I.R.S. Employer
        of incorporation)             File Number)         Identification No.)


             121 SOUTH 13TH STREET
                   SUITE 201
               LINCOLN, NEBRASKA                                 68508
       (Address of principal executive offices)                 (Zip Code)
------------------------------------------------         ---------------------

Registrant's telephone number, including area code (402) 458-2370



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

               On October 15, 2004, Nelnet, Inc. issued a press release announcing the SEC Staff requested certain information by letter dated October 14, 2004 in connection with an informal investigation of the Company.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

               A copy of the press release is attached as Exhibit 99.1 to this Current Report.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 15, 2004

                                            NELNET, INC.




                                            By:  /s/ Terry J. Heimes
                                                --------------------------------
                                                Name:    Terry J. Heimes
                                                Title:   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

   99.1 Press Release dated October 15, 2004 - "Nelnet, Inc. Receives Request for Information"